Exhibit 32.1

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(UNITED STATES CODE, TITLE 18, CHAPTER 63, SECTION 1350)

ACCOMPANYING QUARTERLY REPORT ON FORM 10-Q OF

CENTERLINE HOLDING COMPANY FOR THE QUARTER ENDED SEPTEMBER 30, 2012

In connection with the Quarterly Report on Form 10-Q of Centerline Holding Company for the quarterly period ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert L. Levy, as President and Chief Operating Officer of our Company, and Michael P. Larsen, as Chief Financial Officer of our Company, hereby certify, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of our Company.

By:	/s/ Robert L. Levy	By:	/s/ Michael P. Larsen
	Robert L. Levy		Michael P. Larsen
	President and Chief Operating Officer		Chief Financial Officer
	(Principal Executive Officer)		(Principal Financial Officer)
	November 19, 2012		November 19, 2012